Exhibit 99.1

DRIVEN TO DELIVER INNOVATIVE TREATMENTS FOR PATIENTS WITH INFECTIOUS DISEASES Winter 2018

Safe Harbor and Disclaimer This presentation contains forward-looking statements that involve substantial risks and uncertainties. All statements, other than statements of historical facts, contained in this presentation, including statements about our future expectations, plans and prospects, including but not limited to statements about the development of our product candidates, such as plans for the design, conduct and timeline of our on-going Phase 3 clinical trial of lefamulin for CABP, the clinical utility of lefamulin for CABP, our plans for filing of regulatory approvals and efforts to bring lefamulin to market, the market opportunity for and the potential market acceptance of lefamluin for CABP, the development of lefamulin for additional indications, the development of additional formulations of lefamulin, plans to pursue research and development of other product candidates, and other statements containing the words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “target,” “potential,” “will,” “would,” “could,” “should,” “continue,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. We may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements, and you should not place undue reliance on our forward-looking statements. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including: the uncertainties inherent in the initiation and conduct of clinical trials, availability and timing of data from clinical trials, whether results of prior clinical trials or trials in different disease indications will be indicative of the results of ongoing or future trials, uncertainties associated with regulatory review of clinical trials and applications for marketing approvals, the availability or commercial potential of product candidates, the sufficiency of cash resources, whether research programs will result in product candidates that are advanced into future clinical trials, and need for additional financing and such other important factors as are set forth under the caption "Risk Factors" in the annual and quarterly reports we file with the United States Securities and Exchange Commission. In addition, the forward-looking statements included in this presentation represent our views as of the date of this presentation. We anticipate that subsequent events and developments will cause our views to change. However, while we may elect to update these forward-looking statements at some point in the future, we specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date of this presentation. 2

Nabriva: Addressing the Demand for New Antibiotics Lefamulin, the lead molecule of a new class of antibiotics in clinical development for CABP, demonstrated positive topline results in the LEAP 1 Phase 3 trial, with results from the LEAP 2 trial expected in the spring of 2018 Pre-commercial activities initiated to maximize adoption at launch and long term potential for a large underserved market* Highly experienced management team in place to build a fully integrated anti-infective company Focused on creating value through innovation and potential partnerships 3 * Lefamulin in an investigational drug candidate and has not received regulatory approval for any indication. Information provided in this slide is based on research and development performed to date

Colin Broom, MD Chief Executive Officer Gary Sender Chief Financial Officer Steven Gelone, PharmD Chief Scientific Officer Head, Business Development Francesco Maria Lavino Chief Commercial Officer Robert Crotty General Counsel Experienced Executive Management Team

Antimicrobial Resistance A Serious Problem That Needs Urgent Attention 5 By 2050, WHO estimates more deaths globally due to resistant bacterial infections than cancer FUTURE ESTIMATED DEATHS ATTRIBUTABLE TO VARIOUS CAUSES

Pneumonia: A Leading Cause of Morbidity, Mortality and Cost


5-6MM
Approximately
CABP Cases Annually

#1 Cause of infectious death

#2 Cause of total hospitalizations

#3 Cause of hospital readmission

Mortality rates

~15%	~25 – 30%
in hospital*	in ICU**

~$17B
Direct hospitalization costs of CAP

Sources: File TM Jr, Marrie TJ. Burden of community-acquired pneumonia in North American adults. Postgrad Med. 2010;122:130–41. Fingar K, Washington R. Trends in hospital readmissions for four high-volume conditions, 2009-2013: Statistical Brief #196. Healthcare Cost and Utilization Project (HCUP) Statistical Briefs. Rockville, MD: Agency for Healthcare Research and Quality; November 2015. http//www.hcup-us.ahrq.gov/reports/statbriefs/sb196-Readmissions-Trends-High-Volume-Conditions.pdf. Accessed February 23, 2016. Joya-Montosa Critical Care 2015 19(Suppl 1):P19. AlOtair Journal of Taibah University Medical Sciences Volume 10, Issue 3, Sept. 2015, Pages 293-299. Agency for Healthcare Research and Quality (AHRQ) Healthcare Cost and Utilization project (HCUP), Nationwide Inpatient Sample (NIS), 2011 National Vital Statistics Reports, Vol. 65 No. 4, June 30, 2016

6

Pleuromutilins Represent a New Class of Antibiotics for IV and Oral Use in Humans 7 Lefamulin A site P site PTC of the 23S rRNA of the large ribosomal subunit Lefamulin: Novel mechanism of action with 4 distinctive binding sites in highly conserved core of the ribosomal peptidyl transferase center (PTC) Low propensity for development of bacterial resistance and lack of cross-resistance with other antibiotic classes, based on in vitro studies Targeted anti-bacterial spectrum against respiratory pathogens (Gram-positive, Gram-negative and atypical bacteria) Minimal effect on off-target GI flora such as B. fragilis, E. coli and E. faecalis Low risk of C. difficile infection

COMMERCIAL OPPORTUNITY

Lefamulin: A Significant Commercial Opportunity in CABP 5-6MM adult patients per year in the US: 3 distinct and significant opportunities for In-Hospital, Out Patient Transition of Care and Community treatment Currently available antibiotics have limitations due to increasing resistance, poor tolerability and collateral damage Lefamulin has the potential to replace fluoroquinolones in CABP treatment At peak, lefamulin has the potential to treat ~1MM CABP patients in the US based on company estimates 9

3 Distinct and Significant Opportunities in the Treatment of CABP

Targeted Commercial Strategy to Accelerate Adoption and Market Uptake

Outpatients *Transition of Care*	In-Patients *Focused on Prioritized Accounts*	Community *Future/Partnering Opportunity*



Emergency Department

ED Treatments & Discharge
~ 0.9MM Patients



Hospital Discharge
~ 2.4MM Patients



Hospital In Patient
~ 3.8MM Patients



URGENT CARE

Community
~ 2.3MM Patients

Patients numbers approximately six years after launch, if approved & continue to grow until LOE, following the CABP epidemiology growth**~3.0MM Hospital Initiated → Outpatients and ~0.9MM of ED → Outpatients. See appendix for references.

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Nabriva

Sources: (1) AMR data 2015 (2) Based on 6-12-17 data provided by Source Health Solutions (12 months ending September 2016), Age 18+ (3) IDSA/ATS Treatment Guidelines recommendation (Mandell L. et al Clin Infect Dis. 2007; 44 (Supplement 2) :S27-S72) (4) Sources: File TM Jr, Marrie TJ. Burden of community-acquired pneumonia in North American adults Fluoroquinolones or -Lactam + Macrolides Combination are the Most Commonly Prescribed Therapies for CABP*1,2,3 11 * Glycopeptide or linezolid is recommended as add-on, if there is a risk of MRSA IV In-Patient Market Share1 Oral In-Patient Market Share1 Hospital Initiated, Retail Dispensed Adult Oral Market Share2 5-6MM Patients Per Year in the US4

Ceftriaxone plus Macrolide Ceftriaxone IV only Admission required Need to change antibiotic for discharge Macrolide resistance to S. pneumoniae and M. pneumoniae High Risk for C. difficile Infections with -Lactams No MRSA coverage Fluoroquinolones Safety Issues Black Box Warnings FDA Ad Com Recommendations High Risk for C. difficile Infections Off target activity: Collateral Damage Pressure to reduce use No MRSA coverage Current First-Line Treatment Options for CABP Have Limitations That Frequently Result in Modifications to Therapy 12 30% of patients treated for CABP are receiving 2nd/3rd line Therapy A Hospitals on average lose money when using generic treatments due to extended length of stay and readmission B A Company sponsored market research, Medical Marketing Economics, July 2016, (N=122) B Company sponsored market research, Avalere 2016 Analysis of CABP 2015 MedPAR data

US Hospitals are Increasingly Implementing Fluoroquinolone Use Restriction* 13 * Formal (ID Only, CABP Specific Restrictions) or Informal (Protocols), company assessment

There is a Clear Trend Toward Reducing Fluoroquinolones Use 14 Fluoroquinolones are the most commonly prescribed antibiotics in the hospital Increased Fluoroquinolones restrictions, including specific limitations for CABP, are leading to a reduced use overall Source: IQVIA, NSP Audit, Hospital Data Only

Lefamulin: Well Suited to Treat CABP A Differentiated Treatment Consistent with Principles of Antimicrobial Stewardship* 15 Complete Spectrum of Coverage of Main CABP Pathogens Monotherapy shown to provide the appropriate coverage with no observed off-target activity on the gut flora, low rate of diarrhea, and low risk of C. difficile infection Favorable Safety & Tolerability Profile * Potential to address the tolerability issues with other currently used antibiotics, especially fluoroquinolones New Class New Mechanism of Action Not affected by the high and increasing resistance rates to macrolides & beta-lactams Flexible IV & Oral Formulations And Short Course Of Monotherapy Monotherapy option to avoid admission or rapidly transition patient to oral therapy for discharge; Short course well-suited for treatment in the community Excellent PK-PD Profile Therapeutic concentrations achieved on Day 1 without a loading dose; no dose adjustment expected for renal or hepatic insufficiency; mild food interaction potential * Lefamulin in an investigational drug candidate and has not received regulatory approval for any indication. Information provided in this slide is based on research and development performed to date with LEAP 2 topline data expected in the spring of 2018

Lefamulin's Innovative Profile is Well Suited for 3 Distinct and Significant Opportunities in the Treatment of CABP(2)

Total Estimated Addressable Population			Market Share Scenario(1)C	
Hospital In Patient ~3.0MM[A]	1st Empiric Therapy[C]: ~90%	~2.7 MM Patients	~5%	135K Pts
	2nd-3rd Line Therapy[C]: ~30%	~0.9 MM Patients	~10%	90K Pts
Transition of Care ~3.9MM[A**]	*In-Hospital initiated → Discharged Out-Patient* Discharged on Oral[C] : ~80%	~2.4 MM Patients	~15%	300K Pts
	ED → Discharged Out-Patient IV to Oral (or Oral): ~100%	~0.9 MM Patients	~15%	150K Pts
Community CABP ~2.3MM[B]	Oral Treatment ~100%	~2.3MM Patients	~10%	230K Pts

Potential Lefamulin Pts ~1.0MM

(1) Market share scenario approximately six years after launch, if approved. In the scenario, patients numbers & sales continue to grow until LOE, following the CABP epidemiology growth**~3.0MM Hospital Initiated → Outpatients and ~0.9MM of ED → Outpatients. See appendix for references.
(2) Lefamulin in an investigational drug candidate and has not received regulatory approval for any indication. Information provided in this slide is based on research and development performed to date

16

Nabriva

Market Development Work Ongoing and Optimized Launch Planned Nabriva has attracted highly experienced MSLs & commercial professionals Lefamulin: A Unique Opportunity for a Successful Launch Anticipated in 2019 17 Outpatient Transition of Care as Priority Limited Oral Options Available Favorable reimbursement (not part of DRG) Why Lefamulin’s Launch can be Different? Hospital Focused Challenges Formulary inclusion in existing classes limited uptake Fit within existing DRGs Key Issues Faced by Recent Antibiotic Launches Lack of Key or Limited Indication at Launch Eg: no HAP/VAP for Avy-Caz and Zerbaxa No Availability of Susceptibility Testing Only limited for the first couple of years Executional Challenges & Limited Market Preparation Acquisitions in the middle of launch (sales force disruption) Pursuing the Right Indication at Launch - CABP New class should help with formulary inclusion Accelerated Program to Ensure Manual Tests Available at Launch

Commercialization Strategy Designed to Accelerate Lefamulin Adoption and Market Uptake 18 At launch, focus on Outpatients (Transition of Care) in Prioritized Accounts ~1600 Hospitals represent ~80% Market Potential for Hospital-Initiated CABP Treatments Market Development ongoing to identify accounts with: High Macrolide or -Lactams resistance Higher than average: C. difficile rate CABP mortality rate CABP readmission rate Reimbursement penalties for CABP Fluoroquinolone restrictions for CABP Higher incentive ($) to deflect admissions or to accelerate patients discharge on oral therapy

Lefamulin’s Profile is Differentiated for CABP 19 19 Lefamulin Macrolides Cephalosporins Linezolid and Tedizolid Tetracyclines, including Omadacycline Fluoro-quinolones, including Delafloxacin New Class, New MoA for CABP Ideal CABP Spectrum, including Atypical & MRSA Activity Optimized PK/PD Profile for CABP IV & Oral Formulations Short Course of Treatment Low Propensity for the Development of Resistance Empiric Monotherapy for CABP (data with both IV/Oral or Oral Only) Favorable Safety & Tolerability Profile Low Risk of C. Difficile Infection Note: Nabriva management perspectives on product profiles (based on publicly available information), or in the case of lefamulin based on preclinical studies and clinical trials completed to date

LEAP 1 TRIAL TOPLINE RESULTS

LEAP 1 Phase 3 Clinical Trial Highlights IV/Oral Trial of Lefamulin Compared to Moxifloxacin (±Linezolid) for Treatment of CABP 21 Lefamulin is the first of a new class of antibiotics with favorable Phase 3 data in CABP in more than 15 years Efficacy comparable to a gold standard therapy Favorable tolerability profile with no unexpected safety signals Met all primary FDA and EMA endpoints of non-inferiority

LEAP 1 Trial Efficacy Results Lefamulin Met Both FDA and EMA Primary Endpoints 22 Delta (95% CI) -2.9 (-8.5, 2.8) Delta (95% CI) -2.5 (-8.4, 3.4) Delta (95% CI) -2.6 (-8.9, 3.9)

Lefamulin Demonstrated High Response Rate Against All of the Most Common Causes of CABP 23 Lefamulin Moxifloxacin (±Linezolid) Microbiological ITT (microITT) N = 159* (57.6%) N = 159 (57.8%) Baseline Pathogen ECR (%) ECR (%) Gram Positive S. pneumoniae 82/93 88.2% 91/97 93.8% Penicillin Susceptible 17/21 81.0% 16/18 88.9% Penicillin Intermediate 5/5 100% 2/2 100% Penicillin Resistant 2/2 100% 2/3 66.7% Multi-Drug Resistant 6/6 100% 5/6 83.3% Macrolide-Resistant 6/6 100% 5/6 83.3% S. aureus* 10/10 100% 4/4 100% ECR by Baseline Pathogen – Typical Pathogens [micro ITT] *Updated pathogen numbers based on final data output

Lefamulin Demonstrated High Response Rate Against All of the Most Common Causes of CABP 24 ECR by Baseline Pathogen – Typical Pathogens [micro ITT] Lefamulin Moxifloxacin (±Linezolid) Baseline Pathogen ECR (%) ECR (%) Gram Negative H. influenzae* 47/51 92.2% 54/57 94.7% M. catarrhalis* 23/25 92.0% 11/11 100% Atypicals M. pneumoniae 16/19 84.2% 18/20 90.0% L. pneumophila 16/18 88.9% 12/14 85.7% C. pneumoniae 10/11 90.9% 18/19 94.7% *Updated pathogen numbers based on final data output

Treatment Emergent Adverse Events of Interest 25 TEAEs in 6.6% and 13.6% of subjects receiving lefamulin and moxifloxacin (±linezolid), respectively No cases of Clostridium difficile infection were reported in either treatment group Diarrhea was observed in 0.7% and 7.7% of subjects receiving lefamulin and moxifloxacin (±linezolid), respectively TEAEs in 0.7% and 1.5% of subjects receiving lefamulin and moxifloxacin (±linezolid), respectively Low incidence of liver enzyme elevation in both treatment groups consistent with CABP patient population Gastrointestinal System Organ Class (SOC) Hepatobiliary SOC Cardiac Disorders SOC TEAEs in 2.9% and 4.0% of subjects receiving lefamulin and moxifloxacin (±linezolid), respectively Changes in QT interval of potential clinical concern were uncommon and of similar frequency between treatment groups

Overview of Adverse Events Low Rates of Discontinuation Observed 26 Patients with at Least One Lefamulin (n=273) Moxifloxacin (±linezolid) (n=273) Treatment Emergent AE (TEAE) 104 (38.1%) 103 (37.7%) AE Leading to Discontinuation of Study Drug 8 (2.9%) 12 (4.4%) AE Leading to Withdrawal from Study 5 (1.8%) 11 (4.0%) Serious AE (SAE) 19 (7.0%) 13 (4.8%) Deaths 6 (2.2%) 5 (1.8%)

Next Milestone: LEAP 2 Topline Results

LEAP 2 Enrollment Completed in December 2017
Topine Results Expected in Spring 2018

LEAP 1 (IV to Oral) Trial

- 551 adult patients with PORT Risk Class ≥III (moderate to severe)
- Lefamulin vs. Moxifloxacin ± Linezolid
- Rx for 7 days (10 days for MRSA)
- PORT Risk Class III vs. IV and V
  – ≥25% of patients with PORT risk class IV or V

LEAP 2 (Oral) Trial

- 738 adult patients with PORT Risk Class II-IV (moderate)
- Lefamulin vs. Moxifloxacin
- Rx for 5 days Lefamulin /vs 7 days Moxifloxacin
- PORT Risk Class II vs. III and IV
  – ≥50% of patients with PORT risk class III or IV

~ 40% of Patients in LEAP 1 Switched to Oral Lefamulin During Trial

27

Nabriva

Recent and Anticipated Lefamulin Milestones 28 Sept 2017 Topline data from LEAP 1 Phase 3 trial for CABP Q4 2017 Completion of enrollment for LEAP 2 Spring 2018 Topline data from LEAP 2 Phase 3 trial for CABP 2H 2018 Regulatory filing in US (priority review request to FDA) for CABP

29 Gram Negative or MRSA Products Broad Spectrum Products CABP Focus with MRSA Coverage 29 CABP: Underserved by Anti-Infective Portfolios of Other Companies A Significant Opportunity for Lefamulin

Nabriva: Addressing the Demand for New Antibiotics Lefamulin, the lead molecule of a new class of antibiotics in clinical development for CABP, demonstrated positive topline results in the LEAP 1 Phase 3 trial, with results from the LEAP 2 trial expected in the spring of 2018 Pre-commercial activities initiated to maximize adoption at launch and long term potential for a large underserved market* Highly experienced management team in place to build a fully integrated anti-infective company Focused on creating value through innovation and potential partnerships 30 * Lefamulin in an investigational drug candidate and has not received regulatory approval for any indication. Information provided in this slide is based on research and development performed to date

APPENDIX

Lefamulin Spectrum of in vitro Activity Well Suited for CABP 32 Extensively investigated against most prevalent pathogens Not affected by increasing antibiotic resistance observed in CABP pathogens: Cephalosporin/ fluoroquinolone/ macrolide/ penicillin resistance in S. pneumoniae Macrolide-resistant Mycoplasma spp. Note: S. pneumoniae resistant to macrolides or to levofloxacin showed 100% susceptibility to lefamulin (SENTRY 2015-16 surveillance with S. pneumoniae isolates collected world-wide) * Data from SENTRY 2015-16 world-wide surveillance program ** Waites KB et al. ASM-Microbe Meeting, June 19, 2016; Abstract#3972 Organism n MIC90 [mg/L] Organism n MIC90 [mg/L] S. pneumoniae* 2886 0.12 L. pneumophila 30 0.5 M. catarrhalis* 779 0.06 C. pneumoniae 50 0.04 H. influenzae* 1108 1 M. pneumoniae** 50 0.002 S. aureus (including HA-MRSA, CA-MRSA and MSSA) 3077 0.12

LEAP 1 and 2: Powering and Primary Objectives 33 FDA Endpoint: Early Clinical Response (ECR) 72-120 hours after first dose of study drug Intent to Treat (ITT) Population LEAP 1 non-inferiority margin 12.5%, >90% power LEAP 2 non-inferiority margin 10%, 90% power EMA endpoint: Investigator Assessment of Clinical Response (IACR) at Test of Cure 5-10 days after the last dose of study drug Modified-ITT (mITT) and Clinically Evaluable Populations LEAP 1 non-inferiority margin 10%, 80% power LEAP 2 non-inferiority margin 10%, >90% power

LEAP 1 Phase 3 Trial Design IV Initiation with Option for Switch to Oral Administration 34 Lefamulin (± Placebo) Moxifloxacin (± Linezolid) Randomization Early Clinical Response (ECR) Assessment (96 +/- 24 hrs After 1st Dose) Late Follow Up 30 +/-3 Days After 1st Dose 3 days of IV therapy Option to change to PO based on predefined signs of improvement and investigator discretion Follow Up Study Drug Administration IACR at Test of Cure (TOC) 5-10 Days After Last Dose 7 days* *10 days if MRSA confirmed as the causative pathogen LEAP 2 Design Oral Only No option to add linezolid 5 Days lefamulin vs 7 Days moxifloxacin ECR and IACR at TOC measured at the same time as in LEAP 1

Demographics 551 patients randomized (n = 276 for lefamulin vs 275 for moxifloxacin +/- linezolid) Comparable number of patients in each of the treatment arms in the modified ITT (mITT), clinically evaluable at test of cure (CE-TOC), and microbiological ITT (microITT) populations >90% of patients completed both the FDA and EMA efficacy assessments and the entire study Baseline Characteristics Good balance between the two treatment arms with regard to age, gender, body mass index, race, renal function and PORT Classification Notable exceptions include more patients >65 years of age, more patients with renal impairment and slightly more in PORT Class IV in the lefamulin treatment arm as compared to the moxifloxacin arm 35 LEAP 1 Phase 3 Trial Populations, Disposition and Baseline Characteristics

LEAP 1 Phase 3 Trial Populations and Disposition High Patient Completion and Microbiological Isolate Recovery Rates 36 Category Lefamulin Moxifloxacin (±Linezolid) TOTAL All Randomized 276 275 551 Modified ITT (mITT) 273 (98.9%) 273 (99.3%) 546 (99.1%) Clinically Evaluable-Test of Cure (CE-TOC) 236 (85.5%) 245 (89.1%) 481 (87.3%) Microbiological ITT (microITT) 159* (57.6%) 159 (57.8%) 319 (57.9%) Completed Study 249 (90.2%) 256 (93.1%) 505 (91.7%) Completed ECR Assessment 267 (96.7%) 261 (94.9%) 528 (95.8%) Completed TOC Assessment 260 (94.2%) 264 (96.0%) 524 (95.1%) *Updated pathogen numbers based on final data output

LEAP 1 Phase 3 Trial ITT Population Balanced Demographics Between Treatment Groups 37 Category Lefamulin Moxifloxacin (±Linezolid) TOTAL Age (Years; Mean) 61.0 59.6 60.3 <65 years 144 (52.2%) 167 (60.7%) 311 (56.4%) 65-74 74 (26.8%) 66 (24.0%) 140 (25.4%) 75 58 (21.0%) 42 (15.3%) 100 (18.1%) Gender Male 170 (61.6%) 160 (58.2%) 330 (59.9%) BMI (kg/m2) (Mean) 26.48 26.33 26.40 Race (White) 239 (86.6%) 239 (86.9%) 478 (86.8%) Renal Status Severe impairment (CrCl <30 ml/min) 3 (1.1%) 3 (1.1%) 6 (1.1%) Moderate impairment (CrCl 30-60ml/min) 61 (22.1%) 62 (22.5%) 123 (22.3%) Mild impairment (CrCl 60-<90 ml/min) 89 (32.2%) 74 (26.9%) 163 (29.6%) Normal function (CrCl >90 ml/min) 121 (43.8%) 135 (49.1%) 256 (46.5%)

LEAP 1 Phase 3 Trial PORT Risk Classification: ITT Population Moderate to Severe Pneumonia Patients 38 PORT Class Lefamulin Moxifloxacin (±Linezolid) TOTAL II 0 1 (0.4%) 1 (0.2%) III 196 (71.0%) 201 (73.1%) 397 (72.1%) IV 76 (27.5%) 70 (25.5%) 146 (26.5%) V 4 (1.4%) 3 (1.1%) 7 (1.3%)

ECR by PORT Risk Classification: ITT Population Lefamulin Demonstrated High Response Rates Across All Severities of CABP 39 PORT Class Lefamulin Moxifloxacin (±Linezolid) Treatment Difference (95% CI) II 0 1/1 (100%) -- III 175/196 (89.3%) 187/201 (93.0%) -3.7 (-9.8, 2.3) IV 63/76 (82.9%) 57/70 (81.4%) 1.5 (-12.3, 15.3) V 3/4 (75%) 3/3 (100%) -25.0 (-96.6, 46.6)

TEAEs > 2% for Study Medication: Safety Population Lefamulin was Well Tolerated with a Lower Incidence of Diarrhea 40 Preferred Term Lefamulin (n=273) Moxifloxacin (±Linezolid) (n=273) Hypokalemia 8 (2.9%) 6 (2.2%) Nausea 8 (2.9%) 6 (2.2%) Insomnia 8 (2.9%) 5 (1.8%) Infusion Site Pain 8 (2.9%) 0 (0.0%) Infusion Site Phlebitis 6 (2.2%) 3 (1.1%) ALT Increase 5 (1.8%) 6 (2.2%) Hypertension 2 (0.7%) 6 (2.2%) Diarrhea 2 (0.7%) 21 (7.7%)

Maximum Post Baseline Liver Enzymes: Safety Population Low Incidence of Elevated Liver Function Tests 41 Lab Parameter Lefamulin Moxifloxacin (±Linezolid) Any Post Baseline ALT >3xULN 19/268 (7.1%) 17/267 (6.4%) >5xULN 6/268 (2.2%) 5/267 (1.9%) >10xULN 1/268 (0.4%) 0/267 (0.0%) Any Post Baseline AST >3xULN 11/268 (4.1%) 7/267 (2.6%) >5xULN 2/268 (0.7%) 2/267 (0.7%) >10xULN 1/268 (0.4%) 0/267 (0.0%) Any Post Baseline Total Bilirubin >1.5xULN 3/268 (1.1%) 3/267 (1.1%) >2xULN 0/268 (0.0%) 2/267 (0.7%) Any Post Baseline Alkaline Phosphatase >2xULN 5/268 (1.9%) 5/267 (1.9%) No subject met laboratory criteria for Hy’s Law

Maximum Post Dose QTcF Changes (Day 3) 42 Parameter Lefamulin Moxifloxacin (±Linezolid) Post Dose Increase 30 - 60 msec 12 (4.6%) 14 (5.4%) Post Dose Increase > 60 msec 0 (0.0%) 1 (0.4%) Post Dose Value > 500 msec 1 (0.4%) 1 (0.4%)

Therapeutic Effect Observed in Phase 2 Trial of Acute Bacterial Skin and Skin Structure Infections (ABSSSI) 43 Lefamulin achieved clinical response rates comparable to vancomycin Lefamulin was well tolerated Most commonly reported adverse events included headache, nausea and infusion site pain or redness Lefamulin 100 mg Lefamulin 150 mg Vancomycin 1 g N = 70 N = 71 N = 66 ITT population at Test of Cure (TOC) 85.7 83.1 81.8 CE population at TOC 90.0 88.9 92.2 No increase in area of erythema plus absence of fever (%) 48-72h (ITT pop.) 85.7 83.1 80.3 20% reduction in area of erythema (%) at 48-72h (ITT pop.) 74.3 70.4 71.2 Treatment Group % response rate Lefamulin 100 mg or 150 mg IV q12h vs. Vancomycin in 207 Patients with ABSSSI

Lefamulin Related Tolerability Profile Observed in Phase 2 Trial of ABSSSI 44

Lefamulin Manufacturing On Track for NDA Submission in 2018 Nabriva CMC/Manufacturing Team- extensive experience with new product approvals in the US and Europe Nabriva Quality Assurance Team- extensive experience with regulatory agency requirements in the US and Europe Drug Substance (API) Well known contract manufacturer in Europe with good regulatory inspection history API is very stable- expect 4-year retest date Plan to hold sufficient API inventory to reduce business interruption risk Plan to approve second API supplier to further reduce business interruption risk Drug Product (DP) Well known contract manufacturers in Europe with good regulatory inspection histories IV Product- expect 36-month shelf life with refrigerated storage Oral Product- expect 36-month shelf life with room temperature storage Plan to approve second IV and oral DP suppliers to reduce business interruption risk 45

Nabriva Has a Strong and Broad Patent Portfolio Nabriva currently has 19 worldwide pleuromutilin patent families active on file Most of the global pleuromutilin IP landscape is covered (including U.S., Europe, Japan) Lefamulin IP protected at least until 2028 by several layers Composition of matter granted in U.S., EP and Japan until 2028 Process patents ensure protection until 2031 Patent extension by up to 5 years in major jurisdictions BC-7013 IP protection until 2027 Composition of matter granted inter alia in U.S., EP and Japan 46

Scientific, Regulatory and Government Agencies Focused on Infectious Diseases 47 US legislation continues to drive discovery of novel antibiotics GAIN Act (Generating Antibiotic Incentives Now) ADAPT Act (Antibiotic Development to Advance Patient Treatment) DISARM Act (Developing an Innovative Strategy for Antimicrobial Resistant Microorganisms)- part of 21st Century Cures Act CDC Antibiotic Resistance Threats in US, 2013 FDA CABP clinical trial guidance issued 2014 IDSA/SHEA 2016 Stewardship guidelines IDSA/ATS 2016 HAP/VAP Treatment Guidelines Recent FDA Advisory Committees for Fluoroquinolones and Solithromycin Update to 2007 IDSA/ATS CABP Treatment Guidelines in progress We believe that a need exists for novel antibiotics for infectious diseases, including CABP

WHO Top Priority Pathogens for which New Antibiotics are Urgently Needed 48 PRIORITY Critical Acinetobacter baumannii, carbapenem-resistant Pseudomonas aeruginosa, carbapenem-resistant Enterobacteriaceae carbapenem-resistant ESBL-producing PRIORITY High Staphylococcus aureus, methicillin-resistant, vancomycin-intermediate and resistant Campylobacter spp., fluoroquinolone-resistant Enterococcus faecium, vancomycin-resistant Helicobacter pylori, clarithromycin-resistant Salmonellae, fluoroquinolone-resistant PRIORITY Medium Streptococcus pneumoniae, penicillin-non-susceptible Haemophilus influenzae, ampicillin-resistant Shigella spp., fluoroquinolone-resistant Lefamulin has in vitro Activity Against Four Resistant Pathogens within WHO Priority List Neisseria gonorrhoeae, cephalosporin-resistant, fluoroquinolone-resistant Released in February 2017

Bacterial Resistance Complicates the Choice of Appropriate Empiric Therapy 49 aMorrissey, I. ECCMID 2014. Abstract P1584 bKim, SH AAC, 2012, 56: 1418-1426 Classi P et al. The relationship between macrolide-resistant Streptococcus pneumoniae and treatment failure in adults with community-acquired bacterial pneumonia by CDC region in the USA. AMCP Annual Meeting, 2016. US Resistance rates increased across many antibiotics for S. pneumoniae the most common cause of CABP *Clinical and Laboratory Standards Institute (CL5) 2015 Criteria. 1. Adapted from Flamm RK, et al. Activity of omadacycline tested against Streptococcus pneumonia from a global surveillance program (2014). Poster presented at Interscience Conference on Antimicrobial Agents and Chemotherapy (ICAAC); September 17-21, 2015; San Diego, CA. Abstract C-554. Macrolide Resistance to S. pneumoniae is on Average 49% Across the US 40.6 15.8 38.4 21.5 31.7 0.7 66.9 29.8 61.6 33.8 43 2.6 0 10 20 30 40 50 60 70 80 PENICILLIN AMOXICILLIN CLAVULANATE ERYTHROMYCIN TETRACYCLINE TRIMETHOPRIM- SULFAMETHOXAZOLE LEVOFLOXACIN 2010 2014

Collateral Damage from Current Therapies Complicates the Choice of Appropriate Empiric Therapy 50 Sources: Antimicrobial Agents and Chemotherapy p. 2326-2332 May 2013 Volume 57 Number 5 Fluorquinolones & Cephalosporins have a High Risk Index for the development of Clostridium difficile Infections Broad use of fluorquinolones has resulted in high resistance in uropathogens and the propagation of ESBLs FDA recommends limiting fluorquinolones use due to their safety profile

Antibiotic Stewardship: Appropriate Antibiotic Therapy is Essential


Overuse of Broad Spectrum Antibiotics
Antimicrobial Resistance & Collateral Damage (e.g. C. Difficile Infection)
Poor Outcomes

Key Principle of Antibiotic Stewardship

Appropriate initial therapy should be directed against **most-likely** causative organisms

Effective January 1, 2017, Joint Commission & CMS require that all hospitals implement Antibiotic Stewardship activities

1. Dellit TH et.al., Clin Infect Dis (2007)
2. Amin AN et.al., Mayo Clin Proc (2014)
3. Slama TG, Alpesh Amin et.al., Am Jour Med (2005)

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Nabriva

References to Slides 10 & 16 (Commercial Assessment) A: Healthcare Cost and Utilization Project (HCUP) 2013, Age 18+ (projected to 2029) B: Community Data (CDC 2009-2010), Age 18+ (projected to 2029) C: Company Sponsored Market Research, Medical Marketing Economics, July 2016, (N=122) 52

Financial Highlights 53 $112.7MM Cash, cash equivalents and short term investments as of September 30, 2017 Current cash resources expected to fund operations into Q4 ‘18 36.7MM ordinary shares as of November 3, 2017 Exchange offer to redomicile from Austria to Ireland completed

Advancing Pleuromutilin Development Pipeline 54 Program Indications Discovery Pre-clinical Phase 1 Phase 2 Phase 3 Comments Lefamulin (IV/oral) CABP* LEAP 1 topline data announced in Sept 2017 and LEAP 2 topline data expected in spring 2018 ABSSSI Phase 2 complete Lefamulin (IV/oral) Pediatric Indications Preclinical work and formulation development ongoing Lefamulin (IV/oral) STIs, HABP/VABP, Osteomyelitis, Prosthetic Joint Infections Potential indications BC-7013 (Topical) uSSSI Phase 1 complete *Other than LEAP 1, we have not completed any clinical trials of lefamulin specifically for patients with CABP.